UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2010

StemCells, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3155 Porter Drive, Palo Alto, California		94304
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650.475.3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

(1) On May 3, 2010, StemCells, Inc. announced that data from its Phase I clinical trial in neuronal ceroid lipofuscinosis (NCL, also often referred to as Batten disease) will be featured at the American Association of Neurological Surgeons Annual Meeting. The full text of this press releases is attached hereto as Exhibit 99.1.

(2) On May 4, 2010, StemCells, Inc. reported financial results and highlights for the first quarter ended March 31, 2010. The full text of this press releases is attached hereto as Exhibit 99.2.

(3) On May 6, 2010, StemCells, Inc. announced that members of its management team will present at the World Stem Cells and Regenerative Medicine Congress. The full text of this press releases is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release of StemCells, Inc. dated May 3, 2010
Exhibit 99.2 Press Release of StemCells, Inc. dated May 4, 2010
Exhibit 99.3 Press Release of StemCells, Inc. dated May 6, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemCells, Inc.

May 7, 2010	By:	/s/ Kenneth Stratton

Name: Kenneth Stratton
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 Press Release of StemCells, Inc. dated May 3, 2010
99.2	Exhibit 99.2 Press Release of StemCells, Inc. dated May 4, 2010
99.3	Exhibit 99.3 Press Release of StemCells, Inc. dated May 6, 2010